UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2026

Milestone Scientific Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14053	13-3545623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Eagle Rock Road, Ste 403,
Roseland, New Jersey	07068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 535-2717

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
Common Stock	MLSS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01 — Other Events

On July 24, 2026, Milestone Scientific Inc. (the “Company”) received notices of conversion (the “Conversion Notices”) from Benedetta Casamento, Dr. Didier Demesmin and Neal Goldman, each of whom is a director of the Company (collectively, the “Holders”), with respect to the Company’s amended and restated promissory notes held by the Holders (the “Convertible Bridge Notes”).

As previously disclosed, the Convertible Bridge Notes were originally issued in an aggregate principal amount of $800,000 and were partially converted in connection with the Company’s private placement that closed on April 20, 2026. The Conversion Notices constitute the Holders’ elections, pursuant to Section 5(a) of the Convertible Bridge Notes, to convert the remaining outstanding principal amount and accrued interest under their respective Convertible Bridge Notes into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). After such partial conversions, the outstanding principal amounts of the Convertible Bridge Notes covered by the Conversion Notices held by each of the Holders are as follows: $116,495.47 for Ms. Casamento; $58,247.73 for Dr. Demesmin; and $291,238.66 for Mr. Goldman.

Pursuant to the Conversion Notices and the Convertible Bridge Notes, the conversions will become effective automatically at such time as the Fair Value (as defined in the Convertible Bridge Notes) of the Common Stock is not less than $0.50 per share and the applicable Holder is permitted to buy and sell securities of the Company in compliance with the Company’s Insider Trading Policy. No shares of Common Stock have been issued pursuant to the Conversion Notices as of the date of this Current Report on Form 8-K.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Form of Notice of Conversion of Promissory Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILESTONE SCIENTIFIC INC.

Dated: July 29, 2026	By:	/s/ Eric Hines
Eric Hines
Chief Executive Officer